TCW/DW TERM TRUST 2000          Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1999

DEAR SHAREHOLDER:

For the 12-month period ended September 30, 1999, the net asset value of TCW/DW Term Trust 2000 decreased from $10.11 to $9.82 per share. Based on this change, and including reinvestment of dividends totaling approximately $0.54 per share, the Trust's total return for the period was 2.70 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) decreased from $9.688 to $9.375 per share. Based on this change and including reinvestment of dividends, the Trust's total return for the period was 2.32 percent.

MARKET OVERVIEW

Interest rates moved steadily higher during most of the period under review, making the first three quarters of 1999 the second worst such period in terms of the total return of the Lehman Aggregate Index since the inception of that index. The U.S. economy has experienced robust economic growth and a tight labor market, suggesting the potential of increased inflation. As a preemptive strike, the Federal Reserve Bank raised rates at the end of June and then again in late August. The mortgage sector was the top performing high-grade fixed-income asset class for the past 12 months. By early August, yield spreads particularly between U.S. Treasury securities and other bond sectors, including mortgage-backed securities, had widened to the same levels seen during last year's global financial crisis. (Yield spreads are the difference between the yields of different fixed-income securities.) Spreads also widened in response to the heavy volume of new issuance in corporate securities and due to other technical factors.

The mortgage sector faced some unique problems of its own. Investor activity and trading volume was light for most of the summer. Banks and agencies, which once accounted for approximately 50 percent of mortgage market activity, were less active participants in the market. Banks began accumulating cash reserves to cover the unknown liquidity demands of Y2K and other year-end events. However, the decision of the Federal

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS September 30, 1999, continued

Reserve Board to accept mortgage pass-throughs as collateral in repurchase transactions over year-end was seen as an indication of the Fed's willingness to facilitate year-end market liquidity, and as such, should reduce the banking sector's need to hold large cash reserves.

TCW believes that the performance of the mortgage sector could remain choppy over the next several months, due to thin trading volume and liquidity restrictions. Furthermore, changes in the composition of the mortgage market have reduced its coupon diversification, resulting in an increase in the overall interest rate risk of the sector. The entire fixed-income market faces considerable uncertainty due to lingering Y2K concerns, a heavy new-issue calendar, a weakening dollar and inflation worries. Investors remain understandably concerned about the possibility of another rate hike by the Federal Reserve later this year. TCW believes that the mortgage sector is fundamentally sound however, and mortgages are cheap relative to historical valuations. For the first time in almost five years the incentive for an adjustable-rate mortgage (ARM) borrower to switch from adjustable- to fixed-rate financing has turned negative, indicating an extremely low level of prepayment risk. This fundamental shift combined with very wide yield spreads has increased the relative attractiveness of the ARM sector. TCW continues to recommend an overweight in the mortgage sector overall, with a strategy of acquiring bonds on weakness in the market. Today's relatively higher yield levels combined with TCW's continued focus on security structure also foster its positive outlook on the mortgage sector.

THE PORTFOLIO

Approximately 56 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 12 percent of the portfolio is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 24 percent of the portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. The remaining 8 percent of the portfolio is invested in asset-backed securities.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS September 30, 1999, continued

repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 1,232,900 shares of common stock at a weighted average market discount of 2.85 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,


/s/ Charles A. Fiumefreddo                         /s/ Mitchell M. Merin
--------------------------                         ---------------------
CHARLES A. FIUMEFREDDO                             MITCHELL M. MERIN
Chairman of the Board                              President

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1999


 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE         VALUE
-----------                                                                          ------------- ----------- ---------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (46.7%)
              U.S. GOVERNMENT AGENCIES (28.1%)
 $  4,771     Federal Home Loan Mortgage Corp. 1604 JD .............................   6.097+%      11/15/08    $  4,552,400
    6,548     Federal Home Loan Mortgage Corp. 1609 LG (PAC) .......................   5.552+       11/15/23       5,293,524
    4,524     Federal Home Loan Mortgage Corp. 1635 IB (PAC) .......................   5.687+       12/15/08       4,351,395
   14,668     Federal Home Loan Mortgage Corp. 1635 P (TAC) ........................   6.781+       12/15/08      13,533,983
    7,243     Federal Home Loan Mortgage Corp. 1661 SB .............................   8.449+       01/15/09       6,772,629
    2,365     Federal Home Loan Mortgage Corp. 1671 MB (PAC) .......................   9.668+       02/15/24       2,081,899
    1,872     Federal Home Loan Mortgage Corp. 1680 EA (PAC) .......................   6.50         02/15/24       1,821,317
   34,000     Federal Home Loan Mortgage Corp. 2059 PA (PAC) .......................   6.00         03/15/17      33,668,775
    3,985     Federal National Mortgage Assoc. 1993-188 N (PAC) ....................   6.00         10/25/08       3,849,236
   13,988     Federal National Mortgage Assoc. 1993-214 S (TAC) ....................   6.946+       12/25/08      12,353,391
      929     Federal National Mortgage Assoc. 1993-225 SU (PAC) ...................   7.798+       12/25/23         840,689
    6,557     Federal National Mortgage Assoc. 1994-17 S ...........................   7.946+       02/25/09       5,865,257
   27,677     Federal National Mortgage Assoc. 1994-93 PE (PAC) ....................   7.25         03/25/18      27,858,913
      866     Federal National Mortgage Assoc. 1993-35 SB (PAC) ....................  12.395+       11/25/23         892,166
                                                                                                                ------------
              TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $127,912,088).................................     123,735,574
                                                                                                                ------------
              PRIVATE ISSUES (18.6%)
   17,028     CMC Securities Corp. III 1994-A6 (PAC) ...............................   6.75         02/25/24      16,969,424
   14,400     CountryWide Funding Corp. 1993-10 A3 (PAC) ...........................   6.75         01/25/24      14,350,464
   13,082     General Electric Capital Mortgage Services, Inc. 1994-1 A5 (TAC) .....   6.50         01/25/24      12,941,912
   31,609     General Electric Capital Mortgage Services, Inc. 1994-6 A9 ...........   6.50         09/25/22      30,329,187
    7,215     Norwest Asset Securities Corp. 1997-6 A1 (PAC) .......................   7.50         05/25/27       7,194,441
                                                                                                                ------------
              TOTAL PRIVATE ISSUES (Identified Cost $82,525,543)............................................      81,785,428
                                                                                                                ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Identified Cost $210,437,631)......................     205,521,002
                                                                                                                ------------
              ASSET-BACKED SECURITIES (8.6%)
   22,975     Empire Funding Home Loan 1997-4 A3 ...................................   7.11         07/25/14      22,946,281
   15,000     IKON 1999-2 A2 .......................................................   6.31         05/15/01      14,999,720
                                                                                                                ------------
              TOTAL ASSET-BACKED SECURITIES (Identified Cost $38,118,313)...................................      37,946,001
                                                                                                                ------------
              U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (26.1%)
    7,148     Federal Home Loan Mortgage Corp. PC Gold .............................   6.00         02/01/09       6,882,471
   29,408     Federal Home Loan Mortgage Corp. PC Gold .............................   7.00         08/01/01-
                                                                                                    11/01/01      29,588,429
   46,760     Federal National Mortgage Assoc. .....................................   5.50         02/01/09      44,041,640
   29,562     Federal National Mortgage Assoc. .....................................   6.00         08/01/01-
                                                                                                    12/01/00      29,114,254
    5,129     Government National Mortgage Assoc. II ARM ...........................   6.375        06/20/25       5,169,492
                                                                                                                ------------
              TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
              (Identified Cost $117,076,420)................................................................     114,796,286
                                                                                                                ------------
              TAX-EXEMPT MUNICIPAL BONDS (11.6%)
              Electric Revenue (1.2%)
    5,825     Owensboro, Kentucky, Electric Light & Power Refg Ser B (AMBAC) .......   0.00         01/01/02       5,272,848
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1999, continued

 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE         VALUE
-----------                                                                                -------- ----------- ---------------
              General Obligation (3.2%)
 $  2,000     Maricopa County Unified High School District #40, Arizona, Glendale Refg
              (AMBAC) .................................................................... 0.00%    07/01/01     $   1,855,320
   13,650     Texas, Refg Ser A (AMBAC) .................................................. 0.00     10/01/01        12,514,184
                                                                                                                 -------------
                                                                                                                    14,369,504
                                                                                                                 -------------
              Other Revenue (4.9%)
   10,000     North Slope Boro, Alaska, Ser B (MBIA) ..................................... 0.00     01/01/01         9,472,800
   10,000     Kentucky Turnpike Authority, Economic Development Road Revitalization
              Refg (FGIC) ................................................................ 0.00     01/01/02         9,052,100
    3,255     Intermountain Power Agency, Utah, Refg Ser A (AMBAC) ....................... 0.00     07/01/01         3,016,962
                                                                                                                 -------------
                                                                                                                    21,541,862
                                                                                                                 -------------
              Water & Sewer Revenue (2.3%)
   10,855     New Jersey Wastewater Treatment, Ser A (FGIC) .............................. 0.00     09/01/01         9,995,718
                                                                                                                 -------------
              TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $49,597,363).................................       51,179,932
                                                                                                                 -------------
              SHORT-TERM INVESTMENTS (13.4%)
              U.S. GOVERNMENT AGENCIES (a) (12.3%)
    6,500     Federal Farm Credit Bank ...................................................  5.12    10/06/99         6,495,378
    6,000     Federal Home Loan Banks ....................................................  5.16-   10/04/99-
                                                                                            5.17    10/20/99         5,988,245
   16,800     Federal Home Loan Mortgage Corp. ...........................................  5.21-   10/15/99-
                                                                                            5.22    10/21/99        16,761,553
   24,800     Federal National Mortgage Assoc. ...........................................  5.18-   10/01/99-
                                                                                            5.23    10/19/99        24,765,055
                                                                                                                 -------------
              TOTAL U.S. GOVERNMENT AGENCIES (Amortized Cost $54,010,231)....................................       54,010,231
                                                                                                                 -------------
              REPURCHASE AGREEMENT (1.1%)
    4,835     The Bank of New York (dated 09/30/99; proceeds $4,835,305) (b)
              (Identified Cost $4,834,634)................................................ 5.00     10/01/99         4,834,634
                                                                                                                 -------------
              TOTAL SHORT-TERM INVESTMENTS (Identified Cost $58,844,865).....................................       58,844,865
                                                                                                                 -------------
              TOTAL INVESTMENTS (Identified Cost $474,074,592) (c)...............................   106.4 %        468,288,086
              LIABILITIES IN EXCESS OF OTHER ASSETS .............................................    (6.4)         (28,098,845)
                                                                                                                 -------------
              NET ASSETS ........................................................................   100.0 %      $ 440,189,241
                                                                                                                 =============

---------------
ARM   Adjustable rate mortgage.
PC    Participation Certificate.
PAC   Planned Amortization Class.
TAC   Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,818,078 U.S. Treasury Note 5.75% due at 10/31/02 valued at $4,933,261.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,065,480 and the aggregate gross unrealized depreciation is $7,851,986, resulting in net unrealized depreciation of $5,786,506.


Bond Insurance:
---------------

AMBAC AMBAC Assurance Corporation.
FGIC  Financial Guaranty Insurance Company.
MBIA  Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
Investments in securities, at value
   (identified cost $474,074,592) ...............    $468,288,086
Interest receivable .............................       1,753,092
Prepaid expenses ................................          10,554
                                                     ------------
     TOTAL ASSETS ...............................     470,051,732
                                                     ------------
LIABILITIES:
Payable for:
     Investments purchased ......................      29,393,131
     Management fee .............................         147,817
     Shares of beneficial interest
        repurchased .............................         101,574
     Investment advisory fee ....................          98,544
Accrued expenses ................................         121,425
Contingencies (Note 9) ..........................              --
                                                     ------------
     TOTAL LIABILITIES ..........................      29,862,491
                                                     ------------
     NET ASSETS .................................    $440,189,241
                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................    $437,109,780
Net unrealized depreciation .....................      (5,786,506)
Accumulated undistributed net investment
   income .......................................      16,756,961
Accumulated net realized loss ...................      (7,890,994)
                                                     ------------
     NET ASSETS .................................    $440,189,241
                                                     ============
NET ASSET VALUE PER SHARE,
   44,844,528 shares outstanding (unlimited
   shares authorized of $.01 par value) .........    $       9.82
                                                     ============

STATEMENT OF OPERATIONS
For the year ended September 30, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $30,991,447
                                                  -----------
EXPENSES
Management fee ................................     1,613,551
Investment advisory fee .......................     1,075,701
Transfer agent fees and expenses ..............       189,815
Shareholder reports and notices ...............        86,952
Professional fees .............................        61,685
Insurance expenses ............................        40,937
Registration fees .............................        40,407
Trustees' fees and expenses ...................        29,308
Custodian fees ................................        29,265
Organizational expenses .......................         1,101
Other .........................................        32,552
                                                  -----------
     TOTAL OPERATING EXPENSES .................     3,201,274
Interest expense ..............................     1,187,805
                                                  -----------
     TOTAL EXPENSES ...........................     4,389,079
Less: expense offset ..........................        (4,800)
                                                  -----------
     NET EXPENSES .............................     4,384,279
                                                  -----------
     NET INVESTMENT INCOME ....................    26,607,168
                                                  -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................    (4,450,184)
Net change in unrealized appreciation .........   (11,591,837)
                                                  -----------
     NET LOSS .................................   (16,042,021)
                                                  -----------
NET INCREASE ..................................   $10,565,147
                                                  ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED               ENDED
                                                            SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
                                                           -------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ....................................    $  26,607,168        $  26,964,582
Net realized loss ........................................       (4,450,184)            (311,800)
Net change in unrealized appreciation/depreciation .......      (11,591,837)          26,319,081
                                                              -------------        -------------
   NET INCREASE ..........................................       10,565,147           52,971,863
Dividends from net investment income .....................      (24,352,768)         (26,457,101)
Net decrease from transactions in shares of beneficial
  interest ...............................................      (11,867,961)         (27,094,074)
                                                              -------------        -------------
   NET DECREASE ..........................................      (25,655,582)            (579,312)
NET ASSETS:
Beginning of period ......................................      465,844,823          466,424,135
                                                              -------------        -------------
  END OF PERIOD
   (Including undistributed net investment income of
   $16,756,961 and $14,502,561, respectively) ............    $ 440,189,241        $ 465,844,823
                                                              =============        =============

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended September 30, 1999


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................  $   26,607,168
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........         587,045
Decrease in payables related to operations .............................        (357,253)
Net amortization of discount/premium ...................................      (4,449,673)
                                                                          --------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................      22,387,287
                                                                          --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................    (124,893,301)
Principal prepayments/sales of investments .............................     249,003,852
Net purchases of short-term investments ................................     (49,014,695)
                                                                          --------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................      75,095,856
                                                                          --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............     (12,224,375)
Net payments for maturities of reverse repurchase agreements ...........     (60,906,000)
Dividends to shareholders from net investment income ...................     (24,352,768)
                                                                          --------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................     (97,483,143)
                                                                          --------------
NET INCREASE (DECREASE) IN CASH ........................................              --
CASH BALANCE AT BEGINNING OF PERIOD ....................................              --
                                                                          --------------
CASH BALANCE AT END OF PERIOD ..........................................              --
                                                                          ==============
Cash paid during the period for interest ...............................  $    1,530,344
                                                                          ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1999, continued


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc., (the "Manager") paid the organizational expenses of the Trust in the amount of approximately $33,500 which have been reimbursed for the full amount thereof. Such expenses have been deferred and were fully amortized as of November 29, 1998.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1999, continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 were as follows:


                                                                                     SALES/
                                                                 PURCHASES        PREPAYMENTS
                                                              ---------------   ---------------
U.S. Government Agencies ..................................    $114,201,661      $145,438,774
Private Issue Collateralized Mortgage Obligations .........       1,966,458        79,900,741
Asset-Backed Securities ...................................      38,118,313        23,664,337

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $800.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, September 30, 1997 .............................................      49,010,128      $ 490,101     $ 475,581,714
Treasury shares purchased and retired (weighted average discount 4.97%)*       (2,932,700)       (29,327)      (27,064,747)
                                                                               ----------      ---------     -------------
Balance, September 30, 1998 .............................................      46,077,428        460,774       448,516,967
Treasury shares purchased and retired (weighted average discount 2.85%)*       (1,232,900)       (12,329)      (11,855,632)
                                                                               ----------      ---------     -------------
Balance, September 30, 1999 .............................................      44,844,528      $ 448,445     $ 436,661,335
                                                                               ==========      =========     =============

---------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At September 30, 1999, the Trust had a net capital loss carryover of approximately $3,441,000 which will be available to offset future capital gains to the extent provided by regulations.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1999, continued


Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $4,450,000 during fiscal 1999.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

The maximum and average daily amounts of reverse repurchase agreements outstanding during the period were $60,906,000 and $35,654,751, respectively. The weighted average interest rate during the period was 5.15%.

8. DIVIDENDS

The Trust declared the following dividends from net investment income:


     DECLARATION         AMOUNT PER            RECORD               PAYABLE
        DATE               SHARE                DATE                  DATE
--------------------  ---------------   -------------------   -----------------
September 28, 1999    $ 0.04125          October 8, 1999       October 22, 1999
  October 26, 1999    $ 0.04125         November 5, 1999      November 19, 1999

9. LITIGATION

Four purported class actions lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -- but not against the Trust -- by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiff's complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1999, continued


March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendant's motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey motion was denied by the court on September 27, 1999 and the defendants have filed a motion to vacate. The motions to dismiss in Florida and New York are pending. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                   -------------------------------------------------------------------
                                                        1999          1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............   $  10.11      $   9.52      $   8.81      $   8.71      $   7.48
                                                      --------      --------      --------      --------      --------
Income (loss) from investment operations:
 Net investment income ............................       0.60          0.59          0.60          0.59          0.56
 Net realized and unrealized gain (loss) ..........      (0.36)         0.53          0.66         (0.09)         1.14
                                                      --------      --------      --------      --------      --------
Total income from investment operations ...........       0.24          1.12          1.26          0.50          1.70
                                                      --------      --------      --------      --------      --------
Less dividends from net investment income .........      (0.54)        (0.56)        (0.59)        (0.46)        (0.49)
                                                      --------      --------      --------      --------      --------
Anti-dilutive effect of acquiring treasury shares .       0.01          0.03          0.04          0.06          0.02
                                                      --------      --------      --------      --------      --------
Net asset value, end of period ....................   $   9.82      $  10.11      $  9.52       $   8.81      $   8.71
                                                      ========      ========      ========      ========      ========
Market value, end of period .......................   $   9.375     $  9.688      $ 8.875       $  7.875      $   7.50
                                                      ========      ========      ========      ========      ========
TOTAL RETURN + ....................................        2.32%       15.92%       20.80%         11.29%         1.87%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................        0.71%        0.73%        0.71%          0.73%         0.76%
Interest expense ..................................        0.27%        1.31%        1.69%          1.66%         2.49%
Total expenses ....................................        0.98%        2.04%        2.40%          2.39%         3.25%
Net investment income .............................        5.95%        5.84%        6.33%          6.46%         7.12%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........   $ 440,189     $465,845     $466,424       $459,223      $480,956
Portfolio turnover rate ...........................          35%           5%          13%            31%           --++



-------------
+ Total return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
++    Less than 0.5%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2000 (the "Trust") at September 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Trust expects to distribute substantially all of its net assets on or about December 31, 2000, and will then terminate.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 9, 1999

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Fredrick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048

ADVISER

TCW Funds Management, Inc.
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017



TCW/DW
TERM TRUST
2000

[GRAPHIC OMITTED]

ANNUAL REPORT
SEPTEMBER 30, 1999